SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2025

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01Completion of Acquisition.

On August 31, 2025, the Company entered into an Agreement for the Acquisition of Liberty Home Inspection Service LLC for 20,000 common shares. The Agreement has all the customary representations and warranties.

PART I

Item 1. Business

Overview

BestGofer (or the “Company conducts home inspections for homeonwners/brokers/potentil purchasers of real estatw in NW North Ameica.

Bankruptcy or Similar Proceedings

There has been no bankruptcy, receivership or similar proceeding involving the Company.

Number of Total Employees and Number of Full Time Employees

We currently have one employee, Mohammed Hasan Hamed, who is responsible for our general strategy, finances and customer relations. Our subsidiary has two employees. We intend to hire additional staff if and when we generate enough revenue to support the expense. The number of additional staff will depend upon our growth.

Item 1A. Risk Factors

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information under this item.

Item 1B. Unresolved Staff Comments.

Not applicable.

Item 2. Properties.

BestGofer will maintain an executive office at 10 Nisan Beck St. Jerusalem, Israel 91034. All marketing, sales and customer support will be managed from this office.

Item 3. Legal Proceedings.

There are no legal actions pending against us nor any legal actions contemplated by us at this time.

Item 4. Safety Disclosures.

Not Applicable

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market for Common Equity

No public market currently exists for shares of our Common Stock. Our Common Stock is not quoted and there have been no quotes of our Common Stock during the two most recent fiscal years and subsequent interim periods for which financial statements are included herein. Accordingly, there is no current quote price for our Common Stock.

The Company has no equity compensation plans and there are no shares of common stock issuable upon the exercise of outstanding options or warrants to purchase, or securities convertible into, common stock of the Company.

Holders

As of November 30, 2024, the Company had thirty-one (31) shareholders of record of its Common Stock

Dividend Policy

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our Common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

Securities Authorized for Issuance under Equity Compensation Plans:

The Company does not have any equity compensation plans.

Recent Sales of Unregistered Securities:

None

Item 6. Selected Financial Data.

The Index to Condensed Financial Statements and Schedules appears below.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes, and other financial information contained in this Annual Report on Form 10-K.

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.

Under the going concern assumption, an entity is ordinarily viewed as continuing in business for the foreseeable future with neither the intention nor the necessity of liquidation, ceasing trading, or seeking protection from creditors pursuant to laws or regulations. Accordingly, assets and liabilities are recorded on the basis that the entity will be able to realize its assets and discharge its liabilities in the normal course of business.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the Business paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.

During the next year, the Company’s foreseeable cash requirements will relate to continual development of the operations of its business, maintaining its good standing and making the requisite filings with the Securities and Exchange Commission, and the payment of expenses associated with app development. The Company may experience a cash shortfall and be required to raise additional capital.

Historically, it has mostly relied upon internally generated funds and funds from the sale of shares of stock to finance its operations and growth. Management may raise additional capital through future public or private offerings of the Company’s stock or through loans from private investors, although there can be no assurance that it will be able to obtain such financing. The Company’s failure to do so could have a material and adverse effect upon it and its shareholders.

In the past year, the Company funded operations by using cash proceeds received through the issuance of Common Stock. For the coming year, the Company plans to continue to fund the Company through debt and securities sales and issuances until the company generates enough revenues through the operations as stated above.

Plan of Operations

As discussed above we have not yet operated pursuant to our business plan. We have generated no revenue at November 30, 2024 or 2023.

Comparison of the Years Ended November 30, 2024, and 2023

Lack of Revenues

We have a limited operational history. During the years ended November 30, 2024 and 2023, we have not generated any revenue. We anticipate that we will incur substantial losses for the foreseeable future and our ability to generate any revenues in the next 12 months continues to be uncertain.

Operating Expenses

The Company’s operating expenses for the year ended November 30, 2024, and 2023 were $27,562 and $43,792 respectively. Operating expenses consisted of general and administrative expenses of $11,538, professional fees of $21,478 and other income debt forgiveness $5,454 for the year ended November 30, 2024. Operating expenses consisted of general and administrative expenses of $14,089 and professional fees of $29,703 for the year ended November 30, 2023.

Net Loss

During the years ended November 30, 2024 and 2023, the Company recognized net loss of $27,562 and $43,792, respectively.

Liquidity and Capital Resources

Our capital resources have been obtained through loans from related party (Director).

As of November 30, 2024, the Company has $12,500 in total assets. These assets are in the form of other advances, $12,500. As of November 30, 2024, the Company has $111,047 in liabilities. These liabilities are in the form of accounts payable, $94,122 and amounts due to the related party, $16,925.

As of November 30, 2023, the Company has $12,500 in total assets. These assets are in the form of prepaid expenses, $12,500. As of November 30, 2023, the Company has $83,485 in liabilities. These liabilities are in the form of due to the related party $15,550,  accounts payable, $43,535,and accrued expenses $24,400.

Accumulated deficit as of November 30, 2024, and 2023, is $179,653 and $152,091, respectively.

Cash flows from operating activities

Net cash used in operating activities for the year ended November 30, 2024, and 2023, was $1,375 and $2,750, respectively.

Cash flows from financing activities

Cash flows from financing activities for the year ended November 30, 2024, and 2023, was $1,375 and $2,750, respectively.

The cash provided by financing activities was primarily due to funding by related party (the Director).

The Company has no intention in investing in short-term or long-term discretionary financial programs of any kind.

Cash Requirements

We intend to obtain any needed funding for our activities through offerings of the Company’s debt and/or equity securities.

We have no agreement, commitment or understanding to secure any funding from any source.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

BestGofer has never been in bankruptcy or receivership.

Office

BestGofer will maintain an executive office at 10 Nisan Beck St. Jerusalem, Israel 91034. All marketing, sales and customer support will be managed from this office. The telephone number is (801)-243-5661.

BestGofer is not operating its business plan until such time as capital is raised for operations. To date its operation has involved only selling stock to meet expenses.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk.

Not Applicable to Smaller Reporting Companies.

Item 8. Financial Statements and Supplementary Data.

BestGofer Inc.

TABLE OF CONTENTS

NOVEMBER 30, 2024

BESTGOFER INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	August 31, 2025	November 30, 2024

ASSETS
Current assets
Bank	62	-
Due from related party	7,890	-
Total current assets	7,952	-

Goodwill	92,048	-
Other advances	12,500	12,500
Total assets	$112,500	$12,500

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	65,522	94,122
Accrued expenses	3,000	-
Due to related party	63,425	16,925
Total current liabilities	131,947	111,047

Stockholders’ deficit
Preferred stock $0.001 par value, 10,000,000 shares authorized, 0 issued and outstanding as of August 31, 2025 and November 30, 2024 respectively	-	-
Common stock: $0.001 par value, 190,000,000 shares authorized, 5,900,000 and 5,880,000 shares issued and outstanding as of August 31, 2025 and November 30, 2024 respectively	5,900	5,880
Additional paid-in capital	175,206	75,226
Accumulated deficit	(200,553)	(179,653)
Total stockholders’ deficit	(19,447)	(98,547)
		-
Total liabilities and stockholders’ deficit	$112,500	$12,500

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BESTGOFER INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the three months ended August 31,		For the nine months ended August 31,
	2025	2024	2025	2024

Revenue	$-	$-	$-	$-

Expenses
General and administration	2,400	3,524	11,500	10,938
Professional fees	3,000	375	9,400	17,384
Total expenses	5,400	3,899	20,900	28,322

Net loss	$(5,400)	$(3,899)	$(20,900)	$(28,322)

Basic and diluted loss per common share	$(0.001)	$(0.001)	$(0.004)	$(0.005)
Weighted average number of common shares outstanding - basic and diluted	5,880,217	5,880,000	5,880,073	5,880,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BESTGOFER INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT

(Unaudited)

For the three and nine months ended August 31, 2025 and 2024

	Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
Balance at Nov. 30, 2023	-	$-	5,880,000	$5,880	$75,226	$(152,091)	$(70,985)
Net loss for the period ended Feb. 29, 2024	-	-	-	-	-	(9,517)	(9,517)
Balance at Feb. 29, 2024	-	$-	5,880,000	$5,880	$75,226	$(161,608)	$(80,502)

Net loss for the period ended May 31, 2024	-	-	-	-	-	(14,907)	(14,907)
Balance at May 31, 2024	-	$-	5,880,000	$5,880	$75,226	$(176,515)	$(95,409)

Net loss for the period ended August 31, 2024	-	-	-	-	-	(3,899)	(3,899)
Balance at August 31, 2024	-	$-	5,880,000	$5,880	$75,226	$(180,414)	$(99,308)

Balance at Nov. 30, 2024	-	$-	5,880,000	$5,880	$75,226	$(179,653)	$(98,547)
Net loss for the period ended Feb. 28, 2025	-	-	-	-	-	(10,800)	(10,800)
Balance at Feb. 28, 2025	-	$-	5,880,000	$5,880	$75,226	$(190,453)	$(109,347)

Net loss for the period ended May 31, 2025	-	-	-	-	-	(4,700)	(4,700)
Balance at May 31, 2025	-	$-	5,880,000	$5,880	$75,226	$(195,153)	$(114,047)

Investment in subsidiary	-	-	20,000	20	99,980	-	100,000
Net loss for the period ended August 31, 2025	-	-	-	-	-	(5,400)	(5,400)
Balance at August 31, 2025	-	$-	5,900,000	$5,900	$175,206	$(200,553)	$(19,447)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BESTGOFER INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	For the nine months ended August 31,
	2025	2024
Cash flow from operating activities
Net loss	$(20,900)	$(28,322)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in Operating Assets and Liabilities:
Increase (decrease) in accounts payable	(28,600)	51,347
Increase (decrease) in accrued expenses	3,000	(24,400)
Net cash used in operating activities	$(46,500)	$(1,375)

Cash flow from investing activities
Acquisition of subsidiary, net cash acquired	62	-
Net cash provided by investing activities	$62	$-

Cash flow from financing activities
Proceeds from related party	46,500	1,375
Net cash provided to financing activities	$46,500	$1,375

Net increase/(decrease) in cash	62	-
Cash at beginning of period	-	-
Cash at end of period	$62	$-

Supplemental cash flow information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

Non-cash investing and financing activities
Issue of 20,000 shares to subsidiary during acquisition	$100,000	$-

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BESTGOFER, INC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - ORGANIZATION AND BUSINESS

BestGofer Inc. was incorporated in the State of Nevada in October 2017, with the purpose of developing a consumer delivery system. The Company’s principal office is in Dimona, Israel.

On August 31, 2025, the Company completed the acquisition of Liberty Home Inspection Services LLC (“LHIS”), a Washington-based provider of home inspection services, through the issuance of 20,000 shares of its common stock. Following the acquisition, LHIS became a wholly owned subsidiary of the Company (See Note 7 - Business Combination).

The Company’s activities are subject to significant risks and uncertainties including failing to secure additional funding to operationalize the Company’s website and apps before another company develops similar websites or apps.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies of BestGofer Inc. and Subsidiary (the “Company”) is presented to assist in understanding the Company’s consolidated financial statements. The accounting policies presented in these footnotes conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the accompanying consolidated financial statements. These consolidated financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity. The Company has not realized revenues from its planned principal business purpose.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and reflect all adjustments, consisting of normal recurring adjustments, which management believes are necessary to fairly present the financial position, results of operations and cash flows of the Company for the nine months ended August 31, 2025.

The consolidated financial statements include the accounts of BestGofer Inc. and its wholly owned subsidiary LHIS. All intercompany balances and transactions have been eliminated upon consolidation.

Accounting Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities, and the reported amounts of revenues and expenses. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with maturity of three months or less to be cash equivalents.

Revenue recognition

We recognize revenue in accordance with Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers (“ASC 606”). The ASC 606’s stated core principle is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, ASC 606 includes provisions within a five-step model that includes identifying the contract with a customer, identifying the performance obligations in the contract, determining the transaction price, allocating the transaction price to the performance obligations, and recognizing revenue when, or as, an entity satisfies a performance obligation.

BESTGOFER, INC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as risks inherent in valuation techniques, transfer restrictions and credit risk. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

In accordance with the fair value accounting requirements, companies may choose to measure eligible financial instruments and certain other items at fair value. The Company has not elected the fair value option for any eligible financial instruments.

Advertising

Advertising expenses are recorded as general and administrative expenses when they are incurred.

Use of Estimates

The preparation of consolidated financial statements in accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. A change in managements’ estimates or assumptions could have a material impact on the Company’s consolidated financial condition and results of operations during the period in which such changes occurred. Actual results could differ from those estimates. The Company’s consolidated financial statements reflect all adjustments that management believes are necessary for the fair presentation of their financial condition and results of operations for the periods presented.

Business Combinations

The Company accounts for business combinations in accordance with ASC Topic 805, Business Combinations. The Company allocates the fair value of purchase consideration to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. Any excess of the fair value of the consideration transferred over the fair value of the identifiable net assets acquired is recorded as goodwill. If the fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, a bargain purchase gain is recognized in earnings.

Determining the fair value of assets acquired and liabilities assumed requires management judgment and involves the use of estimates. The results of operations of the acquired business are included in the Company’s consolidated financial statements beginning on the acquisition date.

BESTGOFER, INC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Acquisition-related costs such as legal, accounting, valuation, and consulting fees are expensed as incurred and are not included in the purchase price consideration.

Goodwill arising from business combinations is not amortized but is tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable.

Capital Stock

No shares of Preferred Stock were issued or outstanding as of August 31, 2025 and November 30, 2024.

Basic and Diluted Net Loss per Common Share

Basic loss per common share is computed by dividing the net loss by the weighted average number of shares of common stock outstanding for each period. Diluted loss per share is computed by dividing the net loss by the weighted average number of shares of common stock outstanding plus the dilutive effect of shares issuable through the common stock equivalents. The weighted-average number of common shares outstanding excludes common stock equivalents because their inclusion would be anti-dilutive.

Income Taxes

The Company accounts for income taxes under ASC 740, Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

A valuation allowance is established when management determines it is more likely than not that some portion or all of the deferred tax assets will not be realized. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company evaluates tax positions in accordance with ASC 740-10, recognizing the benefit of a tax position only if it is more likely than not to be sustained upon examination by taxing authorities. Any interest and penalties related to uncertain tax positions are recorded as a component of income tax expense.

Recent Accounting Pronouncements

We have reviewed all the recently issued, but not yet effective, accounting pronouncements and we do not believe any of these pronouncements will have a material impact on the Company.

Reclassification of Prior Year Presentation

Certain prior year amounts have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the reported results of operations.

NOTE 3 - GOING CONCERN

The Company’s consolidated financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.

Under the going concern assumption, an entity is ordinarily viewed as continuing in business for the foreseeable future with neither the intention nor the necessity of liquidation, ceasing trading, or seeking protection from creditors pursuant to laws or regulations. Accordingly, assets and liabilities are recorded on the basis that the entity will be able to realize its assets and discharge its liabilities in the normal course of business.

BESTGOFER, INC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The ability of the Company to continue as a going concern is dependent upon its ability to successfully raise funds through the capital market. and eventually attain profitable operations. The accompanying consolidated financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.

During the next year, the Company’s foreseeable cash requirements will relate to continual development of the operations of its business, maintaining its good standing and making the requisite filings with the Securities and Exchange Commission, and the payment of expenses associated with app development. The Company may experience a cash shortfall and be required to raise additional capital.

Historically, it has mostly relied upon internally generated funds and funds from the sale of shares of stock to finance its operations and growth. Management may raise additional capital through future public or private offerings of the Company’s stock or through loans from private investors, although there can be no assurance that it will be able to obtain such financing. The Company’s failure to do so could have a material and adverse effect upon it and its shareholders.

In the past year, the Company funded operations by using cash proceeds received from related party (See Note 6). For the coming year, the Company plans to continue to fund the Company through debt and securities sales and issuances until the company generates enough revenues through the operations as stated above.

NOTE 4 - ACCOUNTS PAYABLE

Accounts payable movements during the nine months ended August 31, 2025 and for the year ended November 30, 2024 presented below:

	August 31, 2025	November 30, 2024
Opening balance of accounts payables	$94,122	$43,535
Addition of payables	17,900	57,416
Settlement of payables	(46,500)	(1,375)
Payable forgiven	-	(5,454)

Closing balance of accounts payables	$65,522	$94,122

Percentage of vendor concentration and number of vendor details are presented below:

	August 31, 2025		November 30, 2024
	Percentage of vendor concentration	No of vendors	Percentage of vendor concentration	No of vendors
Accounts payable	100%	2	96%	3

As at August 31, 2025, and November 30, 2024, amounts due to accounts payable vendors are $65,522 and $94,122 respectively.

NOTE 5 - COMMON STOCK

Common Stock

As at August 31, 2025 and November 30, 2024, the Company’s authorized stock consists of 190,000,000 shares of common stock at a par value of $0.001 per share and 10,000,000 shares of preferred stock at a par value of $0.001 per share, respectively.

On August 31, 2025, the company issued 20,000 common shares at $5 on completion of the acquisition agreement signed with Liberty Home Inspection Services LLC.

BESTGOFER, INC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

As at August 31, 2025 and November 30, 2024, the Company’s issued and outstanding consists of 5,900,000 and 5,880,000 shares of common stock respectively.

Preferred Stock

As of August 31, 2025 and November 30, 2024, the Company has no shares of preferred stock issued and outstanding, respectively.

NOTE 6 - RELATED PARTY TRANSACTIONS

On February 09, 2022, the Company received $4,500 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

On May 03, 2022, the Company received $5,000 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

On May 04, 2022, the Company received $1,750 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

During September 2022, the Company received $1,550 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

During January 2023, the Company received $1,250 from Mohammad Hasan Hamed, President of the Company towards company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

During April 2023, the Company received $1,500 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

During January 2024, Company received $1,375 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow.

During February 2025, Company received $44,500 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow

During May 2025, Company received $2,000 from Mohammad Hasan Hamed, President of the Company towards Company operating expenses. The Company will repay the amount once the Company generates sufficient cash flow

On August 31, 2025, Company acquired a related-party receivable of $7,890 from Liberty Home Inspection Services LLC. The receivable was recognized at its estimated fair value as of the acquisition date.

As at August 31, 2025, and November 30, 2024, amounts due to related parties are $63,425 and $16,925, respectively.

NOTE 7 - BUSINESS COMBINATION

On August 31, 2025, the Company completed the acquisition of 100% of the membership interests of Liberty Home Inspection Services LLC (“LHIS”), a Washington-based provider of home inspection services, acquired from a third party seller. The acquisition was effected through the issuance of 20,000 shares of the Company’s common stock. Upon closing, the Company assumed all of LHIS’s assets and liabilities, including a related-party receivable of $7,890 due from the former director of LHIS.

BESTGOFER, INC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The transaction was accounted for as a business combination in accordance with ASC 805, Business Combinations. The total purchase consideration, measured at the fair value of $5 per share, was $100,000, as approved by the Company’s board of directors per the Certified Resolution dated August 31, 2025. The purchase price allocation resulted in the recognition of goodwill of $92,048, primarily attributable to expected operational synergies, established customer relationships, and the assembled workforce.

As the acquisition date and the reporting date were the same (August 31, 2025), LHIS’s results of operations were not included in the consolidated statement of operations for the current period. LHIS will be included in the Company’s consolidated financial results beginning September 1, 2025.

The allocation of the purchase price to the identifiable assets acquired and goodwill recognized is summarized below:

August 31, 2025
Purchase price paid by share issue of 20,000 shares	$100,000
Less: Fair value of tangible assets acquired
Cash at bank	(62)
Due from related party	(7,890)
Fair value of goodwill	$92,048

NOTE 8 - SUBSEQUENT EVENT

The Company evaluated all events or transactions that occurred after August 31, 2025, through October 21, 2025 and determined that it does not have any subsequent event requiring recording or disclosure in the consolidated financial statements for the period ended August 31, 2025.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are none.

Item 9A. Controls and Procedures.

As of November 30, 2024, Chief Executive Officer of the Company evaluated the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rule 13a - 15(e) under the Securities Exchange Act of 1934, as amended.  Based on the evaluation of these controls and procedures required by paragraph (b) of Sec. 240.13a-15 or 240.15d-15 the disclosure controls and procedures have been found to be not effective.

The Company maintains a set of disclosure controls and procedures designed to ensure that information required to be disclosed by us in our reports filed under the securities Exchange Act, is recorded, processed, summarized, and reported within the time periods specified by the SEC’s rules and forms. Disclosure controls are also designed with the objective of ensuring that this information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

Evaluation of Internal Control Over Financial Reporting

Management conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting as of November 30, 2024.  In making this assessment, management used the criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, or COSO (2013). The COSO framework summarizes each of the components of a company’s internal control system, including (i) the control environment, (ii) risk assessment, (iii) control activities, (iv) information and communication, and (v) monitoring. In management’s assessment of the effectiveness of internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) as required by Exchange Act Rule 13a-15(c), our management concluded as of the end of the fiscal year covered by this Annual Report on Form 10-K that our internal control over financial reporting has not been effective.

Changes in Internal Control Over Financial Reporting

There were no changes in the Company’s internal control over financial reporting during the year ended November 30, 2024, that have materially impacted, or are reasonably likely to materially impact, the Company’s internal control over financial reporting.

Management’s Annual Report on Internal Control Over Financial Reporting

The Company’s internal control over financial reporting includes those policies and procedures that:  i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are made only in accordance with authorizations of management and directors of the Company; and iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material impact on the financial statements.

The Company’s management, including the Chief Executive Officer and the Chief Financial Officer, does not expect that the Company’s disclosure controls and procedures, or the Company’s internal controls over financial reporting, will necessarily prevent all fraud and material errors. An internal control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of control must be considered relative to their costs. Because of the inherent limitations on all internal control systems, the Company’s internal control system can provide only reasonable assurance of achieving its objectives and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of a simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of internal control is also based in part upon certain assumptions about the likelihood of future events, and can provide only reasonable, not absolute, assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in circumstances, or because the degree of compliance with the policies and procedures may deteriorate.

Management of the Company, including the Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting as of November 30, 2023, under the framework in Internal Control-Integrated Framework (2013), and determined that controls are ineffective due to the Company’s small size and lack of segregation of duties.

This Annual Report does not include an attestation report by our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit us to provide only our management report in this Annual Report.

Item 9B. Other Information.

None.

Part III

Item 10. Directors, Executive Offices and Corporate Governance

The name and title of our executive officer and director is as follows:

Officer and/or Director	Title
Mohammad Hasan Hamed	President/CEO/CFO and principal accounting officer.

Executive Biography

The following is a summary of the experience and background of our executive officer and Director.

Mohammad Hasan Hamed, Pres, Sec, Treas, Dir, CEO, CFO

Mohammad Hasan Hamed is the owner of a moving company named “Star moving” established in 2011 in Jerusalem. For the last 9 years, the company has offered comprehensive home and business relocation and packing services. His company moves apartments, condominiums, homes, businesses, and everything in between. The company provides service across Israel. In 2013, Mohammad took a few business and managing courses at University of Jerusalem.

Director Compensation

We have not established standard compensation arrangements for our Directors, and the compensation payable to each individual for their service on our Board will be determined from time to time by our Board of Directors (the “Board”) based upon the amount of time expended by each of the Directors on our behalf. Currently, executive officers of our Company who are also members of the Board of Directors do not receive any compensation, specifically for their services as Directors.

Term of office

Our Directors are appointed to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our Bylaws. Our officers are appointed by our Board of Directors and hold office until removed by the Board, absent an employment agreement.

Significant employees and consultants

As of the date hereof, the Company has no significant employees.

Audit Committee

We do not currently have an audit committee or a committee performing similar functions. Our Board of Directors as a whole participates in the review of financial statements and disclosure.

Code of Ethics

We have not adopted a code of ethics that applies to our officer, Director and employee. Our Board evaluated the business of our Company and the number of employees and determined that since the business is operated by a small number of persons, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines. In the event our operations, employees and/or our directors expand in the future, we may take actions to adopt a formal Code of Ethics.

Item 11. Executive Compensation

We have not entered into an employment agreement with any person. We have no plans to compensate our executive officers in the foreseeable future.

Summary Compensation Table. The following table sets forth certain information concerning the annual and long-term compensation of our current president and secretary during the fiscal year:

Summary Compensation Table

			(a)	(b)	(c)
Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total Compensation
Mohammad Hasan Hamed, CEO	2024	$0	$0	$0	$0	$0
Mohammad Hasan Hamed, CEO	2023	$0	$0	$0	$0	$0

Our Board determines the compensation given to our executive officers in their sole determination. Our Board reserves the right to pay our executive or any future executives a salary, and/or issue them shares of our Common Stock in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This may also include long-term stock-based compensation to certain executives, which is intended to align the pormance of our executives with our long-term business strategies. Additionally, while our Board has not granted any performance-based stock options to date, our Board reserves the right to grant such options in the future, if our Board, in its sole determination, believes such grants would be in the best interest of our Company.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of the date of this filing, certain information concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Common Stock; (ii) each Director; (iii) each named executive officer; and (iv) all of our executive officers and Directors as a group, and their percentage ownership and voting power. As of November 30, 2024, there were 5,880,000 shares of our Common Stock issued and outstanding.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of our Common Stock, except to the extent authority is shared by spouses under community property laws. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of the Company, 10 Nisan Beck St. Jerusalem, Israel 91034.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Mohammad Hasan Hamed	3,800,000 shares	64%

Management beneficial ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Mohammad Hasan Hamed	3,800,000 shares	64%

Item 13. Certain Relationships and Related Transactions, and Director Independence

On September 7, 2017, 1,900,000 shares of BestGofer’s Common Stock were issued to Gal Abotbol and Levi Yehuda each were then officers and Directors of the Company, at the price of $0.005 per share (a total of 3,800,000 shares of Common Stock and $19,000). On August 21, 2020 both sold 100% of their shares to Mohammad Hasan Hamed.

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by the officer of the Company to use at no charge.

There have been no additional transactions since the beginning of the Company’s last fiscal year, nor any proposed transactions in which the Company was or is to be a participant that are required to be disclosed under Item 404 of Regulation S-K.

Item 14. Principal Accounting Fees and Services

The aggregate professional fees paid or payable to our registered public accounting firm for its annual audit and quarterly reviews during the year ended November 30, 2024, and November 30, 2023, were as follows:

	November 30, 2024	November 30, 2023
Audit Fees and Audit Related Fees:
Michael Gillespie & Associates, PLLC	$1,375	$1,250
Richard Bolko	---	1,500
Barton CPA PLLC	13,000	22,000
Tax Fees	---	---
All Other Fees	---	---
TOTAL	$14,375	$24,750

In the above table, “audit fees” are fees billed by our Company’s external auditor for services provided in auditing our Company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of our company’s financial statements.

“Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning.

“All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

Item 9.01Financial Statements and Exhibits

10.1Acquisition Agreement*

*Filed with Form 8-K on September 8, 2025.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	October 28, 2025	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	Chief Executive Officer, Chief Financial Officer, Director